UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2020

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Warrants, each whole Warrant exercisable for one share of Class A-1 common stock at an exercise price of $11.50 per share	ACEL-WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01(b)     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information in Item 8.01 below under the heading “Potential Delisting of the Company’s Warrants” is incorporated by reference into this Item 3.01.

Item 8.01.     Other Events.
Consummation of Public Warrant Redemption
On July 16, 2020, Accel Entertainment, Inc (the “Company”) consummated the previously announced redemption (the “Redemption”) of warrants that were originally sold as part of the units issued in the Company’s initial public offering (the “Pace Public Warrants”) in accordance with their terms. Pursuant to the Redemption, the Company exchanged each Pace Public Warrant for 0.250 shares of the Company’s Class A-1 Common Stock, par value $0.0001 per share (the “Class A-1 Common Stock”), and expects to issue an aggregate of up to 3,784,416 shares of Class A-1 Common Stock in exchange for the Pace Public Warrants at settlement of the redemption.
Potential Delisting of the Company’s Warrants
The Company expects to provide notice to the New York Stock Exchange (the “NYSE”) that the Company’s warrants to purchase shares of the Company’s Class A-1 Common Stock, of which the Pace Public Warrants constitute a part (the “Accel Warrants”) (ticker symbol ACEL.WS) will, as a result of the Redemption, fail to comply with the continued listing standard set forth in Section 802.01B of the NYSE Listed Company Manual which requires the Company to maintain at least 100 public holders of a listed security. Should such notice be given, or if the NYSE otherwise determines that the Accel Warrants no longer meet the continued listing standards of the NYSE, the NYSE may commence proceedings to delist the Accel Warrants from listing on the NYSE.
Forward looking statements
This Current Report on Form 8-K may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “target,” “plan,” “outlook” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. The Company cautions you that these forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, filed March 16, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are available publicly on the SEC’s website at www.sec.gov.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: July 17, 2020	By:	/s/ Derek Harmer
Derek Harmer
General Counsel and Chief Compliance Officer

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